                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
                    ----------------------------------


                                Form 8-K/A

                             AMENDMENT TO REPORT
  Filed Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          FIRST STERLING BANKS, INC.
 ------------------------------------------------------------------------------
                 Exact name of Registrant as Specified in Charter


                                AMENDMENT NO -1-
                                             ---


     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report dated as of April 23, 1999 on Form 8-K as set forth in the pages attached hereto;

     Report is amended to include Item 7, containing pro forma condensed balance sheet for the period ending March 31, 1999 and pro forma condensed statement of income for the periods ending March 31, 1999, March 31, 1998 and December 31, 1998.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


DATE: July 7, 1999

                                             FIRST STERLING BANKS, INC.


                                             /s/ Edward C. Milligan
                                             ----------------------------------
                                                             Edward C. Milligan
                                             Chairman & Chief Executive Officer

Item 7. Financial Statements and Exhibits


                   PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                    (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                     (UNAUDITED)

                                    MARCH 31, 1999

                                                       First       Georgia        Pro Forma       Pro Forma
Assets                                               Sterling     Bancshares     Adjustments     Consolidated
                                                    ----------    ----------     -----------     ------------
Cash and due from banks                             $    8,156    $    2,876      $               $   11,032
Interest-bearing deposits in banks                          18           -                                18
Federal funds sold and securities purchased
  under resell agreements                                7,580         2,601                          10,181
Securities available-for-sale                           33,892        14,837                          48,729
Loans, net                                             152,542        59,203                         211,745
Premises and equipment                                   6,134         2,773                           8,907
Other assets                                             2,255         2,115                           4,370
                                                    ----------    ----------                      ----------

      Total assets                                  $  210,577    $   84,405                      $  294,982
                                                    ----------    ----------                      ----------
                                                    ----------    ----------                      ----------

Liabilities
-----------

Deposits                                            $  190,026    $  73,268                       $  263,294
Securities sold under repurchase agreements              1,040          -                              1,040
Other borrowings                                           -          3,000                            3,000
Other liabilities                                        1,129          657                            1,786
                                                    ----------    ----------                      ----------
      Total liabilities                                192,195       76,925                          269,120
                                                    ----------    ----------                      ----------

Stockholders' equity
--------------------

  Common stock                                          12,416         2,339 (a)        3,560         18,315
  Capital surplus                                          -           3,560 (a)       (3,560)           -
  Retained earnings                                      7,111         1,785                           8,896
  Accumulated other comprehensive loss                    (111)         (204)                           (315)
  Treasury stock                                        (1,034)          -                            (1,034)
                                                    ----------    ----------                      ----------
      Total stockholders' equity                        18,382         7,480                          25,862
                                                    ----------    ----------                      ----------

      Total liabilities and stockholders' equity    $  210,577    $   84,405                      $  294,982
                                                    ----------    ----------                      ----------
                                                    ----------    ----------                      ----------

(a) To reclassify capital surplus of Georgia Bancshares to common stock

                PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                    (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                     (UNAUDITED)

                          THREE MONTHS ENDED MARCH 31, 1999

                                                                      First           Georgia           Pro Forma
                                                                     Sterling        Bancshares        Consolidated
                                                                   ------------     ------------      --------------
Interest income
   Loans                                                             $  3,409         $  1,435          $    4,844
   Taxable securities                                                     438              179                 617
   Nontaxable securities                                                   65               51                 116
   Federal funds sold and securities purchased
     under resell agreements                                              116               31                 147
                                                                     --------         --------          ----------
       Total interest income                                            4,028            1,696               5,724
                                                                     --------         --------          ----------

Interest expense
   Deposits                                                             1,673              655               2,328
   Securities sold under repurchase agreements                              9                -                   9
   Other borrowings                                                         -               33                  33
                                                                     --------         --------          ----------
       Total interest expense                                           1,682              688               2,370
                                                                     --------         --------          ----------

       Net interest income                                              2,346            1,008               3,354
Provision for loan losses                                                 150               60                 210
                                                                     --------         --------          ----------
       Net interest income after provision for loan losses              2,196              948               3,144
                                                                     --------         --------          ----------

Other income
   Service charges on deposit accounts                                    118              110                 228
   Net realized losses on sales of securities available-for-sale            -               (3)                 (3)
   Gains on sale of loans                                                   7                -                   7
   Other operating income                                                  97               11                 108
                                                                     --------         --------          ----------
       Total other income                                                 222              118                 340
                                                                     --------         --------          ----------

Other expense
   Salaries and employee benefits                                         785              354               1,139
   Equipment and occupancy expenses                                       144               99                 243
   Other operating expenses                                               534              245                 779
                                                                     --------         --------          ----------
       Total other expenses                                             1,463              698               2,161
                                                                     --------         --------          ----------

       Income before income taxes                                         955              368               1,323

Income tax expense                                                        367              119                 486
                                                                     --------         --------          ----------

       Net income                                                    $    588         $    249          $      837
                                                                     --------         --------          ----------
                                                                     --------         --------          ----------

Basic earnings per common share                                      $   0.22         $   0.17          $     0.17
                                                                     --------         --------          ----------
                                                                     --------         --------          ----------

Diluted earnings per common share                                    $   0.20         $   0.17          $     0.16
                                                                     --------         --------          ----------
                                                                     --------         --------          ----------

                PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                    (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                     (UNAUDITED)

                          THREE MONTHS ENDED MARCH 31, 1998

                                                                      First           Georgia           Pro Forma
                                                                     Sterling        Bancshares        Consolidated
                                                                   ------------     ------------      --------------
Interest income
   Loans                                                             $  2,916         $  1,195          $    4,111
   Taxable securities                                                     268              273                 541
   Nontaxable securities                                                   52               10                  62
   Deposits in banks                                                        2                -                   2
   Federal funds sold and securities purchased
     under resell agreements                                              291               59                 350
                                                                     --------         --------          ----------
       Total interest income                                            3,529            1,537               5,066
                                                                     --------         --------          ----------

Interest expense
   Deposits                                                             1,527              729               2,256
   Securities sold under repurchase agreements                              4                -                   4
                                                                     --------         --------          ----------
       Total interest expense                                           1,531              729               2,260
                                                                     --------         --------          ----------

       Net interest income                                              1,998              808               2,806
Provision for loan losses                                                  51               63                 114
                                                                     --------         --------          ----------
       Net interest income after provision for loan losses              1,947              745               2,692
                                                                     --------         --------          ----------

Other income
   Service charges on deposit accounts                                    103               72                 175
   Net realized gains on sales of securities available-for-sale             -                5                   5
   Gains on sale of loans                                                  77                -                  77
   Other operating income                                                  55               37                  92
                                                                     --------         --------          ----------
       Total other income                                                 235              114                 349
                                                                     --------         --------          ----------

Other expense
   Salaries and employee benefits                                         774              294               1,068
   Equipment and occupancy expenses                                       140               98                 238
   Other operating expenses                                               438              183                 621
                                                                     --------         --------          ----------
       Total other expenses                                             1,352              575               1,927
                                                                     --------         --------          ----------

       Income before income taxes                                         830              284               1,114

Income tax expense                                                        268               88                 356
                                                                     --------         --------          ----------

       Net income                                                    $    562         $    196          $      758
                                                                     --------         --------          ----------
                                                                     --------         --------          ----------

Basic earnings per common share                                      $   0.21         $   0.13          $     0.16
                                                                     --------         --------          ----------
                                                                     --------         --------          ----------

Diluted earnings per common share                                    $   0.20         $   0.13          $     0.15
                                                                     --------         --------          ----------
                                                                     --------         --------          ----------

                PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                    (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                     (UNAUDITED)

                              YEAR ENDED DECEMBER 31, 1998

                                                                      First           Georgia           Pro Forma
                                                                     Sterling        Bancshares        Consolidated
                                                                   ------------     ------------      --------------
Interest income
   Loans                                                             $ 12,215         $  5,124          $   17,339
   Taxable securities                                                   1,277              824               2,101
   Nontaxable securities                                                  224                -                 224
   Deposits in banks                                                        3              124                 127
   Federal funds sold and securities purchased
     under resell agreements                                            1,469              207               1,676
                                                                     --------         --------          ----------
       Total interest income                                           15,188            6,279              21,467
                                                                     --------         --------          ----------

Interest expense
   Deposits                                                             6,549            2,709               9,258
   Securities sold under repurchase agreements                             25                -                  25
   Other borrowings                                                         -               28                  28
                                                                     --------         --------          ----------
       Total interest expense                                           6,574            2,737               9,311
                                                                     --------         --------          ----------

       Net interest income                                              8,614            3,542              12,156
Provision for loan losses                                                 298              263                 561
                                                                     --------         --------          ----------
       Net interest income after provision for loan losses              8,316            3,279              11,595
                                                                     --------         --------          ----------

Other income
   Service charges on deposit accounts                                    434              305                 739
   Net realized gains on sales of securities available-for-sale             -               24                  24
   Gains on sale of loans                                                 160                -                 160
   Other operating income                                                 457              202                 659
                                                                     --------         --------          ----------
       Total other income                                               1,051              531               1,582
                                                                     --------         --------          ----------

Other expense
   Salaries and employee benefits                                       3,242            1,250               4,492
   Equipment and occupancy expenses                                       560              360                 920
   Other operating expenses                                             1,865              999               2,864
                                                                     --------         --------          ----------
       Total other expenses                                             5,667            2,609               8,276
                                                                     --------         --------          ----------

       Income before income taxes                                       3,700            1,201               4,901

Income tax expense                                                      1,229              356               1,585
                                                                     --------         --------          ----------

       Net income                                                    $  2,471         $    845          $    3,316
                                                                     --------         --------          ----------
                                                                     --------         --------          ----------

Basic earnings per common share                                      $   0.94         $   0.58          $     0.68
                                                                     --------         --------          ----------
                                                                     --------         --------          ----------

Diluted earnings per common share                                    $   0.86         $   0.57          $     0.64
                                                                     --------         --------          ----------
                                                                     --------         --------          ----------